Exhibit 99.1

TechTarget to Expand Scale and Leadership Position in B2B Data and Market Access through Strategic Combination with Informa Tech’s Digital Businesses

TechTarget shareholders to receive approximately $11.79 per share in cash and retain a 43% stake in New TechTarget, allowing them to participate in the long-term value creation of the combined business

Informa PLC to contribute Informa Tech’s digital businesses and $350 million of cash in exchange for 57% stake in New TechTarget

New TechTarget expected to drive double-digit organic revenue growth, 35%+ Adjusted EBITDA margins and strong free cash flow within three years of closing

TechTarget reports preliminary unaudited full year 2023 revenue and Adjusted EBITDA

Newton MA – January 10, 2024 – TechTarget (NASDAQ: TTGT) and Informa PLC (LSE: INF.L), a FTSE-50 UK Group with a leading position in international B2B events, digital services and academic knowledge, today announced that the companies have entered into a definitive agreement whereby Informa PLC will combine Informa Tech’s digital businesses with TechTarget to create a leading global platform in B2B Data and Market Access, focused on helping vendors in enterprise technology and other markets accelerate revenue growth. The combined company (“New TechTarget”) is expected to position TechTarget as a unique end-to-end solution provider across the go-to-market: from strategy, messaging and content development to in-market activation via brand, demand generation, purchase intent data and sales enablement. The combination brings scale benefits, diversified revenue streams and strategic expansion opportunities by expanding TechTarget’s current addressable market and enhancing the resilience of its business by increasing its presence in new markets and new buyer personas.

Informa PLC will contribute its Informa Tech digital businesses and $350 million of cash in exchange for a 57% stake in the combined company. The $350 million of cash, or approximately $11.79 per outstanding TechTarget share, will be paid to existing TechTarget shareholders upon completion of the transaction. Existing TechTarget shareholders will also retain a 43% equity stake in New TechTarget, allowing them to participate in the long-term value creation of the combined company. The businesses being contributed from Informa Tech consist of:

•	Omdia, the fourth largest technology research firm;

•	Industry Dive, a leading provider of specialist content to decision makers with 37 websites across vertical B2B markets;

•	A portfolio of specialist industry-leading digital media brands, including InformationWeek, Light Reading, Dark Reading, Network Computing and AI Business;

•	NetLine, a leading intent driven Lead Generation Platform; and

•	Access to IIRIS, Informa PLC’s proprietary B2B data platform, taking New TechTarget’s total B2B audience to ~50 million.

“The addition of Informa Tech’s digital businesses has the ability to accelerate TechTarget’s strategic roadmap by allowing it to continue to innovate leading products, offer customers end-to-end solutions and grow profitably and create a platform to complete meaningful strategic acquisitions,” said Gregory Strakosch, Executive Chairman and Co-Founder of TechTarget. “Following a robust evaluation by the Board of Directors of strategic alternatives focused on enhancing shareholder value, the Board unanimously believes the proposed transaction is highly attractive to our shareholders, providing immediate cash value as well as the opportunity to continue to participate in the long-term value-creation of a larger, more diversified and stronger combined company.”

TechTarget CEO Michael Cotoia added, “We believe that the importance of permission-based audiences and first-party data is growing exponentially, and this combination positions New TechTarget to capitalize on these impactful trends by increasing our first-party intent signals, archive of original content, traffic footprint and size of our permission-based audience. I look forward to working with Informa Tech CEO Gary Nugent to combine our talented teams, drive new growth opportunities and unlock the full potential of this combination.”

“Today we significantly strengthen Informa’s position in the growing B2B Digital Services market, creating a platform to serve B2B customers at scale digitally, as we already do in Live & On-Demand B2B Events,” said Stephen Carter, Informa PLC Group Chief Executive. “Over the last three years, Informa has built a proprietary first-party data platform, IIRIS, and expanded our position in the B2B Digital Services market. Now, through a majority shareholding in US-listed TechTarget, we are positioning this business firmly where the customers and the value are.”	New TechTarget: A Leading Platform in B2B Data and Market Access
Leading Industry Brand: TechTarget
Leading Buyer Intent Platform: Priority Engine
~50 million Permissioned First-Party B2B Audience Data: TechTarget, IIRIS
220+ Leading Specialist B2B Content & Brands: TechTarget, Industry Dive, Dark Reading
Leading Tech Research: Omdia, Canalys, Enterprise Strategy Group
Leading Demand Generation and Engagement Platforms: TechTarget, NetLine, BrightTALK
Leading Content Development Services: BrightTALK, Studio ID

Mr. Nugent commented, “Today we are creating a leading platform in B2B Data and Market Access that combines specialist brands, specialist content and cutting-edge technology, all underpinned by unique B2B audiences and permissioned First-Party Data, providing B2B buyers with more opportunities to influence purchasing decisions, identify new customers and drive revenue.”

Compelling Strategic Benefits

•

Enhances Scale Across Geographies and Verticals, Market Expertise and First-Party Data and Solutions: New TechTarget is expected to have more than 8,600 customers operating in over 20 countries, unlocking opportunities in new geographic and vertical markets at a faster pace than either company believes it can do on its own.

New TechTarget will have a larger research scope and greater access to first-party purchase intent data from Informa Tech’s leading portfolio of specialist digital brands, bringing its total permission-based first-party audience to approximately 50 million.

The greater market opportunity and scale are also expected to increase the resilience of the business by increasing its presence in new markets and adding additional buyer personas.

•

Expands Total Addressable Market: New TechTarget is positioned to be a dynamic, stronger player in a rapidly expanding market. The combination is expected to increase TechTarget’s current addressable market by more than 10x, with the ability to reach 200,000 global customers across technology-enabled verticals, many of which are in earlier stages of modernization and digitization of go-to-market strategies and workflows than TechTarget’s existing verticals.

•

Increases Product Diversification to Support All Phases of the Go-To-Market: The combined business will offer a compelling value proposition for global B2B vendors offering end-to-end solutions that support all phases of the go-to-market – from strategy, messaging and content to awareness, influence and demand generation to activation and sales enablement. This powerful combination fueled by first-party audiences and purchase intent data will offer New TechTarget’s customers the opportunity to better grow their revenue.

In addition, through a new license agreement with IIRIS, New TechTarget will have exclusive access to first-party purchase intent data from Informa PLC’s leading face-to-face technology events including Black Hat, Enterprise Connect, Data Center World, Channels Partner Expo, Canalys Forums, and others.

Product	Description

Audience Development	Specialist Business Content/Brands that inform and educate B2B professionals

Permissioned First-Party Audience Data	Profile and behavioral insight on B2B buyers provided through proprietary subscriptions and interactions with specialist B2B Content/Brands, including permission to use data for targeted marketing

Buyer Intent	Individual prospect level data through tech-enabled analysis of purchase intent across segmented B2B audiences

Specialist Technology Research	Paid subscription-based access to specialist B2B market/product data, analytics and analysis, and custom project research that informs market, product and go-to-market strategy

Demand Generation and Engagement	Brand awareness and targeted lead generation through data-driven analysis of segmented B2B audiences

Content Development	Creation of bespoke content for B2B vendors looking to reach specialist B2B audiences

•

Accelerates Expansion Opportunities: New TechTarget will be well positioned to drive growth in technology-enabled B2B markets. The combined assets build on TechTarget’s acquisition of Xtelligent to open opportunities in new verticals, including Healthcare, Retail, Banking, Automotive, Food, Legal, Manufacturing, Utilities, and others. In addition, the combined platform better positions New TechTarget to capitalize on the current development and launch of new AI products that are expected to support a growing customer base.

New TechTarget will introduce TechTarget’s suite of products and services to Informa Tech customers and the additional first-party purchase intent data garnered from Informa Tech’s assets will strengthen TechTarget’s intent offerings to drive accelerated revenue growth. New TechTarget will also have enhanced capacity to complete value-focused acquisitions that can build on its leading platform.

Strong Financial Profile with Significant Synergy Opportunities

TechTarget expects to report revenue of approximately $230 million and Adjusted EBITDA of approximately $70 million for the year ended December 31, 2023.1 The Informa Tech assets being contributed are expected to generate 2024 revenues of approximately $275 million and Adjusted EBITDA of approximately $50 million.

New TechTarget’s operating plan forecasts double-digit organic revenue growth, more than 50% revenue under long-term contracts and attractive operating leverage with at least 50% incremental Adjusted EBITDA margins, 35%+ Adjusted EBITDA margins within three years of closing and consistent, strong free cash flow. Through a combination of organic and inorganic growth, the ambition is for New TechTarget to generate $1 billion in annual revenue within five years of closing.

New TechTarget forecasts $45 million in total annual EBITDA synergies within three years of closing, of which $25 million are from cost savings generated through increased scale, improved productivity, product margin rationalization and efficiencies in real estate, software, systems, and corporate functions. New TechTarget also expects to drive significant revenue synergies over time by introducing TechTarget’s product suite, including Priority Engine, BrightTALK and Content to Close programs, to Informa Tech customers. Furthermore, the additional first-party purchase intent data garnered from Informa Tech’s leading digital brands will improve TechTarget’s intent offerings and are expected to accelerate revenue growth.

The creation of New TechTarget provides both individual sets of shareholders with a balance of immediate benefits and longer-term upside, with the major focus on the significant value that will be generated by creating a leader in a growing market.

Combination Value Creation
Informa PLC Value Creation	TechTarget Value Creation

Access to leading brand	Immediate cash payment to shareholders ($350m)

Scale in the US (where the customers/value are)	Value premium on Day 1

US listing (NASDAQ)	Participation in combination upside

Specialist talent and management	Increased market capitalization

Fully consolidated financials	Diversification of revenue via paid subscriptions
Scale in Specialist Tech Research via Omdia/Canalys/Enterprise Strategy Group

Expanded access to intent-based first party data	Expanded access to intent-based first party data

Operational scale benefits	Operational scale benefits

Operating synergies	Operating synergies

Scaled player in long-term growth market	Scaled player in long-term growth market

[1]

These financial results are preliminary and unaudited and are subject to revision in connection with TechTarget’s financial closing procedures and finalization of TechTarget’s consolidated financial statements for the year ended December 31, 2023. Actual results for the year ended December 31, 2023 may differ from these preliminary results.

New TechTarget Headquarters, Leadership and Governance

New TechTarget will be headquartered in Newton, Massachusetts. Gary Nugent, current CEO of Informa Tech, will relocate from London to Newton and serve as CEO of New TechTarget. Michael Cotoia, current CEO of TechTarget, will be Special Advisor to the CEO, focused primarily on ensuring a smooth combination post-closing.

Following the close of the transaction, the Board of Directors of New TechTarget will consist of nine members, including Mr. Nugent and Non-Executive Directors with a combination of leadership and relevant experience from both companies: Don Hawk (TechTarget Co-Founder and Executive Director), Christina Van Houten (TechTarget Independent Director), Perfecto Sanchez (TechTarget Independent Director), Stephen A. Carter (Informa Group Chief Executive), Alex Roth (Informa Strategy Director), Sally Ashford (Informa HR Director), and David Flaschen (retiring Informa PLC Non-Executive Director). In addition, a new Chairman of the Board will be appointed.

Path to Completion

The transaction has been approved unanimously by the Boards of Directors of TechTarget and Informa PLC. The transaction is expected to close in the second half of 2024 and is subject to approval by TechTarget shareholders, regulatory approvals and the satisfaction of other customary closing conditions. Upon completion, New TechTarget is expected to trade on NASDAQ under the ticker symbol TTGT.

TechTarget Reports Preliminary Full Year 2023 Revenue and Adjusted EBITDA

TechTarget expects to report revenue of approximately $230 million and Adjusted EBITDA of approximately $70 million for the year ended December 31, 2023.2

Conference Call

The two companies will host a joint conference call tomorrow, January 11, 2024, at 8:30 AM ET to discuss the transaction. The live webcast can be accessed at https://events.q4inc.com/attendee/433854863 or by dialing 404 975 4839 (domestic) or 833 470 1428 (international) with access code 322630. A replay of the call will be available for 30 days. Associated presentation materials regarding the transaction will be available on TechTarget’s transaction microsite at https://techtarget.dealfacts.com, the investor relations sections of TechTarget’s website at https://investor.techtarget.com/overview/default.aspx or Informa PLC’s website at https://www.informa.com/investors/.

[2]

These financial results are preliminary and unaudited and are subject to revision in connection with TechTarget’s financial closing procedures and finalization of TechTarget’s consolidated financial statements for the year ended December 31, 2023. Actual results for the year ended December 31, 2023 may differ from these preliminary results.

Advisors

J.P. Morgan is serving as lead financial advisor and provided a fairness opinion to TechTarget; BrightTower LLC is also serving as a financial advisor and WilmerHale is serving as legal counsel to TechTarget. Centerview Partners is serving as financial advisor to Informa PLC and Clifford Chance US LLP is serving as legal counsel.

Additional Information and Where to Find It

In connection with the proposed transaction (the “proposed transaction”), among TechTarget, Inc. (“TechTarget”) Toro CombineCo, Inc. (“CombineCo”), Toro Acquisition Sub, LLC, Informa plc (“Informa”), Informa US Holdings Limited and Informa Intrepid Holdings Inc. (“Informa Tech”), TechTarget will prepare and file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a proxy statement of TechTarget that also constitutes a prospectus of CombineCo (the “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to stockholders of TechTarget. TechTarget and CombineCo may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for any proxy statement, registration statement or prospectus, or any other document that TechTarget or CombineCo (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF TECHTARGET ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY TECHTARGET OR COMBINECO WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. TechTarget investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus (when they become available), as well as other filings containing important information about TechTarget, CombineCo, and other parties to the proposed transaction (including Informa), without charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by TechTarget will be available free of charge under the tab “Financials” on the “Investor Relations” page of TechTarget’s internet website at https://investor.techtarget.com or by contacting TechTarget’s Investor Relations Department at gmann@techtarget.com.

Participants in the Solicitation

Informa, TechTarget, CombineCo, and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from TechTarget’s stockholders in connection with the proposed transaction. Information regarding the directors of Informa is contained in Informa’s annual reports and accounts available on Informa’s website at www.informa.com/investors/ and in the National Storage Mechanism at data.fca.org.uk/#/nsm/nationalstoragemechanism. Information regarding the directors and executive officers of TechTarget is contained in TechTarget’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on April 19, 2023, and in other documents subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve substantial risks and uncertainties. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of CombineCo following completion of the proposed transaction; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern TechTarget’s or CombineCo’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates, or expectations include, among others: that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations, or restrictions in connection with such approvals or that the required approval by the shareholders of TechTarget may not be obtained; the risk that the proposed transaction may not be completed in the time frame expected by Informa, TechTarget, or CombineCo, or at all; unexpected costs, charges, or expenses resulting from the proposed transaction; uncertainty of the expected financial performance of CombineCo following completion of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the relevant portion of the Informa Tech business with the business of TechTarget; the ability of Informa to implement its business strategy; difficulties and delays in achieving revenue and cost synergies of Informa; the occurrence of any event that could give rise to termination of the proposed transaction; potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification, and liability; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade, and policy changes associated with the current or subsequent U.S. administration; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact TechTarget’s ability to pursue certain business opportunities or strategic transactions; Informa’s, TechTarget’s, and CombineCo’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of TechTarget’s common stock; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of TechTarget to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders, strategic partners and other business relationships and on its operating results and business generally; market acceptance of TechTarget’s and the relevant portion of the Informa Tech business’s products and services; the impact of pandemics and future health epidemics and any related economic downturns on TechTarget’s business and the markets in which it and its customers operate; changes in economic or regulatory conditions or other trends affecting the internet, internet advertising and information technology industries; data privacy and artificial intelligence laws, rules, and regulations; the impact of foreign currency exchange rates; certain macroeconomic factors facing the global economy, including instability in the regional banking sector, disruptions in the capital markets, economic sanctions and economic slowdowns or recessions, rising inflation and interest rate fluctuations on TechTarget’s and the relevant portion of the Informa Tech business’s results; and other matters included in TechTarget’s filings with the SEC, including in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2022 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement/Prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication.

Any forward-looking statements speak only as of the date of this communication. None of Informa, TechTarget, or CombineCo undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this communication nor the continued availability of this communication in archive form on TechTarget’s website at https://investor.techtarget.com or Informa’s website at www.informa.com/investors should be deemed to constitute an update or re-affirmation of these statements as of any future date.

About TechTarget

TechTarget (Nasdaq: TTGT) is the global leader in purchase intent-driven marketing and sales services that deliver business impact for enterprise technology companies. By creating abundant, high-quality editorial content across approximately 150 websites and 1,000 webinars and virtual event channels, TechTarget attracts and nurtures communities of technology buyers researching their companies’ information technology needs. By understanding these buyers’ content consumption behaviors, TechTarget creates the purchase intent insights that fuel efficient and effective marketing and sales activities for clients around the world.

TechTarget has offices in Boston, London, Munich, New York, Paris, Singapore and Sydney. For more information, visit techtarget.com and follow us on Twitter @TechTarget.

About Informa Tech

Informa Tech is a leading provider of market insight and market access to the global business technology community. Through in-depth expertise and an engaged audience community, Informa Tech helps business professionals make better technology decisions and marketers reach the most powerful tech buyers and influencers in the world. Across its portfolio of over 100+ trusted brands, Informa Tech has over 1000 industry experts, including over 400 research analysts and consultants in global research group Omdia, and a monthly audience reach of over 125 million. Informa Tech is a division of FTSE 100 company Informa plc. For more information, visit informatech.com

The digital businesses of Informa Tech being combined with TechTarget include Industry Dive (Specialist B2B Content/Brands), Omdia (Specialist Tech Research), NetLine (Demand Generation and Buyer Intent), and other Specialist Tech Digital Media Brands (eg Information Week, Light Reading, Heavy Reading, AI Business).

Contacts

TechTarget, Media Contact:

Chris Kittredge or Ben Spicehandler

techtarget@fgsglobal.com

TechTarget, Investor Relations:

Dan Noreck

dnoreck@techtarget.com

Informa PLC:

Stephen A. Carter, Group Chief Executive: +44 (0) 20 8052 0400

Gareth Wright, Group Finance Director: +44 (0) 20 8052 0400

Richard Menzies-Gow, Director of IR & Communications: +44 (0) 20 8052 2787

Tim Burt / Simon Duke – Teneo: +44 (0) 7583 413254 / +44 (0) 7815 779225